EXHIBIT 99.1

Mawson Infrastructure Group Inc. Announces Monthly Operational Update for July 2024

Digital Assets Colocation Monthly Revenue up 54% Y/Y from July last year
Recently Expanded into AI (Artificial Intelligence) and HPC (High-Performance Computing) Markets
AI/HPC Colocation Agreement Recently Signed Expected to Generate Cumulative Revenue Potential of $285 Million1 through 6-Year Term

MIDLAND, Pa., Aug. 22, 2024 (GLOBE NEWSWIRE) -- Mawson Infrastructure Group Inc. (NASDAQ: MIGI) (“Mawson” or “the Company”), a publicly-traded digital infrastructure provider serving the AI, HPC and Digital Assets markets and headquartered in the United States, today announced its unaudited business and operational update for July 2024.

Rahul Mewawalla, CEO and President, stated, “We are pleased to deliver another month of significant progress across several key areas that are expected to contribute to future growth opportunities for our digital infrastructure platforms, including delivering 54% year-over-year growth in our digital assets colocation revenue. We also have been ramping up our recent digital assets enterprise colocation customer deployment post the 20 MW expansion, which has grown our current operational capacities at our Midland Facility to 120MW, and increased our overall current operating capacity to 129MW. In addition, we have expanded our digital colocation business into new digital assets with this ramp up of our latest customer deployment. Moreover, the recent expansion of our business into AI (artificial intelligence) and HPC (high-performance computing) colocation services marks a significant step forward in our long-term growth strategy. This expansion not only broadens our revenue streams but also positions Mawson as a rising player in the AI and HPC infrastructure space, while expanding our growth and innovation initiatives, as we continue to position ourselves strategically in the overall digital infrastructure space.”

Unaudited financial and operational highlights for July 2024:

  Company executed on key long-term growth strategy and entered the AI (artificial intelligence) and HPC (high-performance computing) colocation markets, recently signing an AI/HPC colocation agreement for 20 MW to host NVIDIA GPUs.
  New 20 MW AI/HPC colocation business agreement has Mawson providing AI/HPC colocation services for the customer’s AI deployment. The initial 20 MW of capacity is expected to be deployed in the first quarter of 2025 and could generate approximately $92 million2 of potential revenue to Mawson during the first 2-years of the Agreement and approximately $285 million3 of total cumulative revenue over the 6-year initial contract term of the Agreement.
  In addition, Mawson and the customer have also signed a non-binding letter of intent (LOI) to increase the initial 20 MW for AI/HPC colocation services to a total of 144 MW over time, which has the long-term potential to increase the total AI and HPC colocation capacity and services by 6x.
  Ramping up colocation services at recently completed 20 MW expansion of the Midland facility that increased the Company’s total capacity to about 129 MW and about 41,530 miners.
  Overall monthly revenue of about $3.94 million, monthly digital asset colocation business revenue up 54% Y/Y to $2.75 million, monthly energy management business revenue of $0.75 million, monthly Bitcoin self mining business revenue of $0.44 million, and recently expanded into AI and HPC Markets.
  Expanding into AI and HPC colocation services business, coupled with Mawson’s established digital assets operations, creates a powerful digital infrastructure platform enabling sustainable growth while increasing shareholder value in the rapidly evolving digital infrastructure landscape across AI, HPC, and digital assets.

Conferences and Events Update

Mawson has planned for its CEO and President, Rahul Mewawalla to join the following upcoming conferences and events. Please contact IR@Mawsoninc.com for further information.

  Gateway Conference in September 2024 in San Francisco, California. Mawson’s CEO and President, Rahul Mewawalla, will be presenting and speaking on September 5th 2024 during the Artificial Intelligence, Blockchain and Digital Infrastructure Track.
  H.C. Wainwright 26th Annual Global Investment Conference in September 2024 in New York City, New York
  Token 2049 in September 2024 in Singapore
  World Summit Artificial Intelligence (AI) in October 2024 in Amsterdam, Netherlands
  Bitcoin Europe in October 2024 in Amsterdam, Netherlands
  Money 20/20 in October 2024 in Las Vegas, Nevada
  Pacific Bitcoin in October 2024 in Los Angeles, California
  Money 20/20 in October 2024 in Las Vegas, Nevada
  Tech & AI (Artificial Intelligence) Live in November 2024 in New York, NY

About Mawson Infrastructure

Mawson Infrastructure Group (NASDAQ: MIGI) is building Next-Generation Infrastructure Platforms for AI, HPC, and Digital Assets. Our innovation, technology, and operational expertise enables us to operate and optimize digital infrastructure to accelerate the digital economy including artificial intelligence, high-performance computing solutions, and digital assets using a Carbon-Free energy approach.

For more information, visit: https://www.mawsoninc.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Mawson cautions that statements in this press release that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Mawson’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the possibility of Mawson’s need and ability to raise additional capital, the development and acceptance of digital asset networks and digital assets and their protocols and software, the reduction in incentives to mine digital assets over time, the costs associated with digital asset mining, the volatility in the value and prices of digital assets and cryptocurrencies, further or new regulation of digital assets, the evolution of AI and HPC market and changing technologies, the slower than expected growth in demand for AI, HPC and other accelerated computing technologies than expected, the ability to timely implement and execute on AI and HPC digital infrastructure, and the ability to timely complete the digital infrastructure build-out in order to achieve its revenue expectations for the periods mentioned. More detailed information about the risks and uncertainties affecting Mawson is contained under the heading “Risk Factors” included in Mawson’s Annual Report on Form 10-K filed with the SEC on April 1, 2024, and Mawson’s Quarterly Report on Form 10-Q filed with the SEC on August 21, 2023, November 13, 2023, May 15, 2024, August 19,2024, and in other filings Mawson has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Mawson undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

For more information, visit us at https://www.mawsoninc.com

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Investor Contact:
Investor Relations Team
IR@mawsoninc.com

Partnerships Contact:
Partnerships Team
Partnerships@mawsoninc.com

Media Contact:
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1 Revenue subject to change depending on AI/HPC operating capacity ramp up timeframes as well as AI/HPC potential colocation rate updates every two years as per the AI/HPC Agreement
2,3 Revenue subject to change depending on AI/HPC operating capacity ramp up timeframes as well as potential AI/HPC colocation rate updates every two years as per the Agreement